Exhibit 99.1

1 i n v es t o r .p r es t o . c o m N e xt Ge n e r ation En t e r p r ise G r a de AI a n d A u t omation Solutions f or th e Restau r ant In dust r y

2 SPECIAL NOTE REGARDING FORWARD - LOOKING STATEMENTS This presentation, and information provided during any discussion accompanying this presentation, contain forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and are based on our management’s beliefs and assumptions and on information currently available to our management. Forward - looking statements include information concerning our possible or assumed future results of our business and statements regarding our financial condition, results of operations, liquidity, plans and objectives. Forward - looking statements include all statements that are not historical facts and in some cases can be identified by terminology such as “believe,” “may,” “anticipate,” “estimate,” “continue,” “intend,” “should,” “plan,” “expect,” “predict,” “project,” “potential,” “will,” or the negative of these terms or other similar expressions that convey uncertainty of future events or outcomes. These statements are based on the beliefs and assumptions of our management based on information currently available to management. Such forward - looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward - looking statements. Factors that could cause or contribute to such differences are discussed in the section titled “Risk Factors” included in our Annual Report on Form 10 - K for the year ended June 30, 2023 filed with the SEC on October 11, 2023, as amended by Amendment No. 1 on Form 10 - K/A filed with the SEC on October 12, 2023 (the “2023 Form 10 - K”), and other risk factors detailed from time to time in filings with the SEC. Our ability to predict the results of our operations or the effects of various events on our operating results is inherently uncertain. Therefore, we caution you to consider carefully the matters described under the caption “Risk Factors” and certain other matters discussed in this prospectus supplement, the accompanying prospectus and the documents incorporated by reference herein and therein, and other publicly available sources. THIS PRESENTATION INCLUDES FORWARD - LOOKING STATEMENTS, AND THE DISCLAIMER SHOULD BE READ CAREFULLY Sa f e Ha r bor Sta t e m ent Such factors and many others beyond the control of our management could cause our actual results, performance or achievements to differ materially from any future results. performance or achievements that may be expressed or implied by the forward - looking statements. Unless we are required to do so under U.S. federal securities laws or other applicable laws, we do not intend to update or revise and forward - looking statements.

INTRODUCING PRESTO AUTOMATION

The Challenges

The **QSR** and **Casual Dining** segments are experiencing:

- High labor costs
- High staff turnover
- A need to drive higher order values
- A need to drive loyalty and engagement
- A need to drive labor efficiency

1M+

Restaurant industry job openings in the US in June 2023

Solutions

We offer two solutions:

Presto Voice

Our Voice AI solution for QSR drive-thru operators.

Presto Touch[1]

Our pay-at-table tablet solutions for Casual Dining chain. In 2024 we plan to exit touch.

58%

of US restaurant operators say that adopting technology-enabled solutions to improve operations will be common

Market Opportunity

$17m **'expandable' annual revenue opportunity** on Presto Voice if we deploy with franchisees that have currently signed a master service or pilot agreement.

$100m+ **'approachable' annual revenue opportunity** on Presto Voice if we deploy at locations of restaurant groups that have a master service or pilot agreement.

$3.0B

Serviceable addressable market size in the US and Canada[2]

Current Customers

Checkers, Red Lobster, Carl's Jr., Hardee's

We are well-placed to scale with many of our current customers with their complex and diverse ownership models

Source(s): "1m job openings" United States Bureau of Labor Statistics, **"58%"** National Restaurant Association, **"$3.0bn"** Presto analysis. **Note(s): 1.** Consistent with our prior disclosure, we expect to engage in a sale, partial sale or wind-down of the Presto Touch business in the coming months. We estimate that this would reduce our monthly expenditures by approximately $0.3 to $0.7 million, partially offset by one-time expenses. We have not adopted any specific alternative and intend to pursue an approach that offers the greatest benefit for our shareholders and allows us to focus our efforts on our Voice business **2.** Calculated by multiplying the number of QSRs and Casual Dining restaurants in US and Canada by Presto's average subscription pricing for Voice and Touch respectively

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Restaurant operators are tackling a myriad of challenges

While growing and robust, the restaurant industry faces significant operating challenges.

Increasing Labor Cost

Labor costs have historically accounted for **approximately 30% of sales** in restaurants, and recent labor inflation has exacerbated the challenge.

Achieving Higher Efficiency in Drive-thru

Improving throughput enhances the guest experience (lower wait & delivery times) and drives revenue.

Combating High Staff Turnover

The restaurant industry has experienced consistently high turnover rates and in 2022, **83% of small restaurants indicated difficultly filling their open roles.**

Generating Higher Average Order Values

Generating upsell is a key lever for increasing order size, however, restaurant employees often attempt upsells inconsistently, with mixed results.

Driving Loyalty and Engagement

Actively engaged customers can **spend significantly more** compared to pre-loyalty behavior.

Source(s): "30%" Notch Financial; **"83%"** is Alignable Research Center Labor Shortage Report 2022

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We offer two solutions to address the restaurant industry's challenges: Our growth engine Presto Voice and our legacy solution Presto Touch

Presto Voice	Presto Touch[1]
Voice AI solution for Quick Service Restaurant (QSR) drive-thrus	**Pay-at-table solution for Casual Dining chains**
Our growth engine	**Our legacy business**
Completes complex orders with greater accuracy and more consistent upsell with limited onsite restaurant staff intervention	Provides self-service ordering, payment processing, gaming, and personalized guest experiences
Generates increased revenue through upselling and faster through-put, while allowing staff to focus on order accuracy and reduce delivery times	Allows restaurant to operate fewer staff, enhance loyalty, and gain valuable guest insights

Note. 1. We expect to engage in a sale, partial sale or wind down of our Presto Touch business in the coming months

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ORDER
PLAY
PAY

Presto Touch is a pay-at-table tablet solution for Casual Dining chains - it has four key features

KEY FEATURES OF PRESTO TOUCH AND CUSTOMER BENEFITS:

Self-service ordering

Guests can easily browse menus and place orders through the tablet

- **Reduces the risk of order mistakes** and language barriers as guests can order directly through the tablet, using a display in their chosen language
- **Increases speed of service** with guests able to order without waiting for a server
- Automated **prompts encourage upsell** and additional purchases

Payment processing

Tablets enable contactless payment at the table, and allow guests to split bills

- **Speeds up table turnover,** allowing for greater guest throughput
- Checks can be closed at the table, on-demand, **increasing consumer satisfaction**
- **More secure transactions** with payment tokenization and encryption included within the device

Premium gaming

For a small fee, guests can choose from, and play games on the tablet

- Improves guest experience by providing entertainment, **particularly allowing families to keep children occupied** and engaged
- Games and entertainment provide **a unique offering to guests,** increasing consumer retention
- By ensuring guests are engaged customers may **increase their order value**

Building engagement

Guests can opt into loyalty programs and redeem rewards

- Drives **increased uptake of loyalty programs** with automated prompts and seamless signups
- Improves brand recognition by using **customized communication styles** and messages to connect with guests

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7 This video can also be viewed here: youtu.be/81aOLnZBrco P r es t o V oi c e - V ideo O v e r vi e w

Presto Voice drives ROI for its customers in 3 core ways

1.

Improved utilization of labor

Allows restaurant staff to be utilized in the restaurant to improve customer satisfaction and drive in-store revenue.

Reduction in staff vacancies and staff training costs as restaurants are less reliant on staff for drive-thru.

2.

Consistent drive-thru throughput and order accuracy

Our technology-human interface results in more accurate orders, operated at a more consistent rate, resulting in consistent throughput in the drive-thru lane.

3.

Incremental revenue for consistent and effective upselling

We offer upsells on approximately 80% of drive-thru orders and they are accepted by guests 35% of the time, resulting in increased revenue.



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Source(s): "80%" and **"35%"** Presto analysis

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Presto Voice greets guests, takes orders, and integrates with the restaurants point-of-sale system for processing

Presto's proprietary Voice AI solution is underpinned by a Presto box and a cloud-based AI technology solution

Drive-thru guest arrives

1. Drive-thru guests are greeted by and speak to the restaurant's speaker which is connected to our Presto box
2. The box is linked to our cloud-based AI technology solution, which takes the order, populates the order in the restaurant's point of sale (POS) system...
3. ... and delivers the order into the restaurant's Kitchen Display System for processing, allowing staff to build order while the system finalizes the order

Guest is given their order by restaurant staff


2
3
BURGERS
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Presto Voice relies on an innovative combination of machine learning and human collaboration to accurately collect customer orders and feed through to the restaurant POS

THE KEY ELEMENTS OF OUR AI TECHNOLOGY SOLUTION CONSIST OF:



The Presto box

Our Presto box is connected to the restaurant's existing speaker box, which has a microphone to capture spoken orders for processing in complex environments.

Automatic Speech Recognition (ASR) engine

Deciphers spoken orders and converts into text for processing, including from regional dialects and in challenging audio environments.

Natural Language Understanding (NLU) technology

Analyzes text and deciphers the meaning to best identify the chosen menu item and follow-up response.

Human-in -the-Loop (HITL)

Our solutions use a common approach referred to as HITL to ensure the desired level of accuracy in order taking is achieved. Our systems currently use a Presto human agent to enter, review, and correct order received by Presto Voice and make sure we guarantee industry leading levels of accuracy.

Text-to-Speech (TTS) engine

Converts the text output into a human-like voice for interaction with guests.

Restaurant Point of Sale (POS) system

Generated orders are populated into the restaurant's POS system, before being processed into the restaurant's Kitchen Display System.

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As we continue to deploy our AI technology and reduce Presto human agent hours, we seek to increase site margins

	Past progress	Current progress at select locations[1]	Q2 '24[2]	Q3 '24[2]	Q4 '24[2]
Summary of Presto's Voice maturity	Implementing our agent efficiency program and **strengthening our AI accuracy**	**Driving weekly improvements in AI accuracy** and deploying AI across live stores	Increasing automation of orders through a **stronger AI engine**	Realizing **incremental AI gains** through targeted product development	Investing and prioritizing efforts to **scale customers at positive site margins**
Targeted % of orders processed with no Presto human agent intervention[3]	**Less than 30%**	**30%**	**50%**	**60%**	**70%**
Targeted site margins[3]	**Negative**	**Near break even**	**Positive**	**Positive**	**Highly Positive**

Source(s): Presto analysis
Note(s): 1. Enhanced AI capability currently being rolled out at locations that use our AI technology. Expected to be completed by end of Q1'24 2. Calender years 3. Targeted percentage of orders processed with no Presto human agent intervention and targeted site margins are not projections or forecasts and certain occurences, either in our business or industry-wide, may cause actual results to vary materially from such targets

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We have significant competitive advantages which will allow us to scale our technology across large customers

Innovative Technology

Our technology comprehensively addresses the key challenges of restaurant operators, and seamlessly integrates into a restaurant's existing technology stack - including enabling **multiple back-end integrations and complex menu management.**

Proprietary machine learning Human Interface

Our machine learning interface delivers industry-leading levels of **accuracy and order delivery time** required to operate a high-yield drive-thru business.

Proven Ability to Scale Our Platforms for Our Customers

Over the past 15 years, Presto has developed the knowledge and tools to **install, roll-out, integrate and educate** restaurant operators through deploying over 277,000 Presto Touch tablets across three diverse customers.

Business Model That is "Sticky" and High Growth

We typically engage in pilot programs to demonstrate ROI, while customizing and familiarizing restaurant management with our capabilities. When we sign MSAs, we generate a high level of adoption resulting in **large switching costs.**

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Source(s): "277,000" Presto analysis

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Success across multiple nationally recognized QSR brands

	ACTIVE ENGAGEMENT	SIGN PILOT	DEPLOY PILOT	SIGN MSA	ROLL OUT	Total number of stores in US and Canada[1] *Presto's opportunity at 100% penetration across logos*
Checkers[2]	✓	✓	✓	✓	✓	850
CKE RESTAURANTS	✓	✓	✓	✓	✓	2,750
Wienerschnitzel	✓	✓	✓	(✓)	-	350
BRAND A	✓	✓	-	-	-	1050
BRAND B	✓	✓	-	-	-	850
BRAND C	✓	✓	-	-	-	450
BRAND D	✓	✓	-	-	-	200
OTHER BRANDS X 30+	✓	-	-	-	-	-

Source(s): Store count; Presto analysis
Note(s): 1. Includes total number of stores for each restaurant in U.S. and Canada, rather than the number of locations that have installed Presto technology
2. The Hi Auto solution powers Presto Voice at Checkers. All other brands use Presto's own propietary voice technology

(✓) **In discussions following deployment of pilot**

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A multi-pronged strategy targets brand-level and franchise-level engagement


SIGNING BRANDS
SIGNING FRANCHISEES
SIGNING STORES

Presto's sales and marketing teams focuses on **strategic growth and customer acquisitions** by prioritizing and targeting brands with rapid store roll-out potential.

Our sales process consists of four steps: signing pilots with potential customers, deploying these pilots and proving the return on investment, negotiating master service agreements (MSA), and rolling out Presto Voice across stores.

Once we have signed up brands or franchisees with multiple stores, we are able to **rapidly accelerate roll-out with short sales and implementation cycles.**

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Presto Voice has an annual revenue opportunity of over $100m when rolled out across total approachable locations

UNPACKING THE MARKET OPPORTUNITY



$2.5B

Presto Voice addressable market size in US and Canada

$100M+

Total annual approachable revenue opportunity

The total revenue from locations of restaurant groups with which we have master service or pilot agreements, but Presto Voice is not yet installed

$17M

Expandable annual revenue opportunity

The revenue from locations of customers with which we have master service or pilot agreements, but Presto Voice is not yet installed

Current Contracted Locations

Customers that have currently contracted for specific locations through master service or pilot agreements



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1 6 P r es t o V oi c e W e seek t o a cc ele r a t e our r ollout of a c r oss locations that are expandable and approachable through existing agreements S T ORE ROL L O U T T ARGE T S J AN U A RY 2 0 2 4 – D E CEMBER 2 0 25 Li v e s t o r es, # Q 1 ’ 24 Q 1 ’ 25 Q 2 ’ 24 Q 2 ’ 25 Q 3 ’ 24 Q 3 ’ 25 Q 4 ’ 24 Q 4 ’ 25 T he loc a tions o f n e w r estau ra n t g r oups th a t h av e n o t y e t signed a mast er servi c e or pil o t ag r eeme n t New r e s t a ur a n t group locations T he t o tal loc a tions o f r estau ra n t g r oups wit h whic h w e mast er servi c e or pil o t ag r eeme n ts , but Pr es t o V oi c e is n o t y e t installed Total a pp r oa c h a bl e locations T he loc a tions o f cust omers with whic h w e h av e mast er servi c e or pil o t ag r eeme n ts , but Pr es t o V oi c e is n o t y e t installed E xp a nda bl e locations C ust ome r s th a t h a v e cur r e n tly c o n t ract ed f or specific loc a tions th r ough a mast er servi c e or pil o t agreements C o n tra c t e d locations S our ce ( s ) : S t o r e c o un t ; P r e s t o a n a l y s i s Note(s): 1. Growth in locations through June 30, 2024 is based on expansion within restaurant chains and franchise groups with which we have MSA’s. Growth thereafter assumes the addition of one or more additional restaurant chains or franchise group. Our store rollout targets are not projections or forecasts and certain occurences, either in our business or industry - wide, may cause actual results to vary materially from such targets 990 726 562 1 2 70 1 5 30 1890 2250 2 610

Presto is led by a highly experienced team

PRESTO LEADERSHIP TEAM



Xavier Casanova
CEO

Xavier is a Silicon Valley serial entrepreneur who has founded several successful startups including Fireclick (acquired by Digital River), Wambo, and Liveclicker (acquired by Campaign Monitor).



Nathan Cook
Interim CFO

Nathan is a corporate finance expert with over 25 years of experience in management consulting and interim management roles for global companies. Previously he was a Senior Managing Director with EY-Parthenon.



Justin Foster
CRO

Justin is a revenue-focused entrepreneur with over 20 years of experience driving the growth of successful technology companies. He was co-founder of Everystep and Liveclicker (acquired by CM Group) and provided strategic leadership for WhatCounts, Insider, and Iterate.ai.



Susan Shinoff
General Counsel & Corporate Secretary

Susan has headed legal teams or was division counsel at Edmodo (HKG: 0777), Sirius XM (NASQ: Siri), and Gracenote (NYSE: NLSN). Her expertise is in technology and AI. Previous to in-house, she worked for Quinn Emanuel Urquhart & Sullivan, LLP and Steptoe & Johnson, LLP.



Bill Healey
CTO

Bill has led Presto's software and system development efforts for the past 10 years. He worked on P2P protocols and wireless WAN at Microsoft. He holds a masters degree from the University of Illinois at Urbana-Champaign.



Stanley Mbugua
CAO

Stanley brings over 20 years of experience in accounting and finance with large multinational public technology companies including Skillz, Rimini Street, and Lattice Semiconductor. He is a CPA and holds a Bachelor of Commerce (Accounting) from the University of Nairobi.



Kat Hoffman-Flynt
VP Project Management

Kat is an operational strategist with a talent for building strong customer relationships and scaling new deployments. Her hospitality background includes everything from General Manager to operational and strategic leadership roles at Old Chicago, Rock Bottom Brewery, Gordon Biersch, and Longhorn Steakhouse.

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